UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2017

ECO TEK 360, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

GLOBAL FASHION TECHNOLOGIES, INC.
(Former name or former address, if changed since last report)

000-52047 (Commission File Number)	11-3746201 (IRS Employer Identification No.)
50 Division Street Somerville, New Jersey (Address of principal executive offices)	08876 (Zip Code)

Registrant's telephone number, including area code (973)291-8900

(formerly Global Fashion Technologies, Inc., formerly Premiere Opportunities Group, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On January 5, 2017, the Company and the majority shareholders of the Company, approved an amendment to the articles of incorporation to change the name of the Company to "Eco Tek 360, Inc.." (the "Name Change").  The Amendment was filed with the Secretary of State of Nevada on January 10, 2017, and is scheduled to be effective on January 10, 2017 at 5:00 p.m.

Section 9 - Financial Statements and Exhibits

Exhibit Number	Description
5.1	Certificate of Amendment filed by Eco Tek 360, Inc. with the Secretary of the State of Nevada on January 10, 2017.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECO TEK 360, INC.

	By:	/s/ Christopher Giordano
Christopher Giordano
Date: January 23, 2017		President, Treasurer and Director
Principal Executive Officer and Principal Financial Officer